EXHIBIT 31.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, William Dellal, certify that:

1. I have reviewed this Annual Report on Form 10-K of Two Harbors Investment Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. [Omitted]

4. [Omitted]

5. [Omitted]

Date:	April 27, 2026	/s/ William Dellal
William Dellal
Vice President and Chief Financial Officer